LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK


                LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H
                          American Legacy Product Suite

                LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES
              ChoicePlus Product Suite, ChoicePlus II Product Suite ChoicePlus Assurance Product Suite, ChoicePlus Design

            Supplement to the May 1, 2009 Prospectus, as supplemented

This Supplement dated October 5, 2009, outlines changes to the prospectus for your individual variable annuity contract. It is for informational purposes and requires no action on your part.

As of October 5, 2009, the 200% Step-up feature in the Lincoln Lifetime IncomeSM Advantage rider will no longer be available in riders purchased on or after that date.

Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life. The amount of the withdrawals is based on the Guaranteed Amount, which is equal to the initial purchase payment. The Guaranteed Amount is increased by additional purchase payments, automatic step-ups and enhancements, and is decreased for withdrawals.

The 200% Step-up feature provides (subject to conditions) that on the Benefit Year anniversary after the contractowner reaches age 75 or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals. The 200% Step-up will only occur if it would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. A complete description of the provisions of this rider, including the 200% Step-up and charges associated with the rider, is provided in your prospectus. See The Contracts - Living Benefit Riders, Lincoln Lifetime IncomeSM Advantage and Charges and Other Deductions - Rider Charges. As of October 5, 2009 the 200% Step-up feature will no longer be available in Lincoln Lifetime IncomeSM Advantage riders purchased on or after that date.

Excess Withdrawals may significantly reduce your Maximum Annual Withdrawal amount and may result in termination of the rider if the Maximum Annual Withdrawal amount is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. See The Contracts - Living Benefit Riders, Lincoln Lifetime IncomeSM Advantage for more details.

All other features of the Lincoln Lifetime IncomeSM Advantage will continue to be available on or after October 5, 2009. These features include:

o A Guaranteed Amount from which Minimum Annual Withdrawals of 5% per year may be made;
o The Maximum Annual Withdrawal Amount Annuity Payout Option which is a fixed annuity option;
o The greater of 5% annual Enhancements or Automatic Annual Step-ups of the Guaranteed Amount (subject to conditions);

Existing contractowners who own the Lincoln Lifetime IncomeSM Advantage rider will not be impacted by this change. Existing contractowners who do not currently own the Lincoln Lifetime IncomeSM Advantage rider may take advantage of the limited availability of the 200% Step-up feature by purchasing the rider before October 5, 2009.

There will be no change to the charge for the Lincoln Lifetime IncomeSM Advantage (guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount).

If you purchase Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the following provisions within the prospectus relating to the Lincoln Lifetime IncomeSM Advantage should be disregarded:

        On the Expense Table - the reference to the 200% Step-up in the first footnote of the Optional Rider Charges section.

        Under the Charges and Other Deductions - Rider Charges, Lincoln Lifetime IncomeSM Advantage: the references to the increase of the Guaranteed Amount caused by the 200% Step-up in the second and fourth paragraphs of the section.

        Under The Contracts - Living Benefit Riders, Lincoln Lifetime IncomeSM
        Advantage: all references to the increase of the Guaranteed Amount and Maximum Annual Withdrawal caused by the 200% Step-up and the entire paragraph titled Step-up to 200% of the Guaranteed Amount.

The limited availability of the 200% Step-up has no impact on the death benefit options or annuity payout options offered under your contract. Before deciding whether to drop Lincoln Lifetime IncomeSM Advantage, you should consider that if you repurchase Lincoln Lifetime IncomeSM Advantage in the future the 200% Step-up feature will no longer be available. Before deciding whether to purchase Lincoln Lifetime IncomeSM Advantage with or without the 200% Step-up, you should consult with your broker dealer representative.

Lincoln Life & Annuity Company of New York. With respect to the issuance of the Contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Exchange Act of 1934.


     Please keep this Supplement with your prospectus for future reference.